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                                                             Exhibit 99.2(f)


                         ALLIANCE PHARMACEUTICALS CORP.
                         COMMON STOCK PURCHASE AGREEMENT


         THIS COMMON STOCK PURCHASE AGREEMENT (this "AGREEMENT") is made as of the 4th day of November, 1999 (the "EFFECTIVE DATE"), by and between Alliance Pharmaceuticals Corp., a New York corporation (the "COMPANY"), and Inhale Therapeutic Systems, Inc., a Delaware corporation ("INHALE").

                                    RECITALS

         WHEREAS, the Company and Inhale have entered into an Asset Purchase Agreement dated as October 4, 1999 (as amended or restated from time-to-time) (the "ASSET PURCHASE AGREEMENT") pursuant to which the Company assigned and sold to Inhale certain assets relating to the PulmoSpheres-Registered Trademark- Technology (the "PURCHASED ASSETs") as more particularly set forth in the Asset Purchase Agreement. Capitalized terms not otherwise defined herein have the meanings assigned to them in the Asset Purchase Agreement.

         WHEREAS, in connection with the execution of the Asset Purchase Agreement, the Company and Inhale have also entered into a License Agreement dated the Effective Date pursuant to which Inhale granted to the Company certain rights under the PulmoSpheres-Registered Trademark- Technology for all applications outside the Inhale Field (as defined in the License Agreement) and for certain products within the Inhale Field (the "LICENSE").

         WHEREAS, in consideration for the grant of the License to the Company, the Company has agreed to issue to Inhale shares of the Company's unregistered common stock as provided herein.

                                    AGREEMENT

         The Company and Inhale agree as follows:

         1.   ISSUANCE OF STOCK.

                  1.1 SALE AND ISSUANCE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, in consideration for the License, and in reliance on the representations and warranties contained herein, the Company agrees to issue to Inhale at the Closing (as hereinafter defined) 1,134,738 shares of the Company's Common Stock(1), $.01 par value per share (the "COMMON STOCK").

                  1.2 CLOSING; DELIVERY.

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(1) The number of shares of common stock shall equal the quotient of $5 million divided by the average closing price for the Company's Common Stock as quoted on the Nasdaq National Market for the fifteen (15) trading days preceding the Closing Date (as defined in the Asset Purchase Agreement).

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                           (a) The issuance of the Common Stock shall take
place at the offices of Cooley Godward LLP, 3000 El Camino Real, Palo Alto, California, at 9:00 A.M. on the Closing Date (as defined in the Asset Purchase Agreement), or at such other time and place as the Company and Inhale shall mutually agree, either orally or in writing (which time and place are designated as the "CLOSING").

                           (b) At the Closing, the Company shall deliver to
Inhale a certificate representing the shares of Common Stock to be issued to Inhale in consideration of the License and upon the satisfaction or waiver of all conditions to Closing set forth in the Asset Purchase Agreement.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to Inhale that:

                  2.1 ORGANIZATION; GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of which it is incorporated.

                  2.2 AUTHORIZATION AND ENFORCEMENT OF OBLIGATIONS. The Company (i) has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (ii) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the authorization, issuance, and delivery of the Common Stock issuable hereunder. This Agreement has been duly executed and delivered on behalf of the Company, and upon due execution and delivery by Inhale, this Agreement will be a valid and binding obligation of the Company except as enforceability may be limited to bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally or by equitable principles..

         3. REPRESENTATIONS AND WARRANTIES OF INHALE. INHALE HEREBY REPRESENTS AND WARRANTS TO THE COMPANY THAT:

                  3.1 ORGANIZATION; GOOD STANDING. Inhale is a corporation duly organized, validly existing and in good standing under the laws of the state of which it is incorporated.

                  3.2 AUTHORIZATION AND ENFORCEMENT OF OBLIGATIONS. Inhale
(i)has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder, and (ii) has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder. This Agreement has been duly executed and delivered on behalf of Inhale, and upon due execution and delivery by the Company, this Agreement will be a valid and binding obligation of Inhale except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors rights generally or by equitable principles.

                  3.3 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Agreement is made with Inhale in reliance upon Inhale's representation to the Company, which by Inhale's execution of this Agreement Inhale hereby confirms, that the Common Stock to be purchased by Inhale will be acquired for investment for Inhale's own account, not as a nominee or agent, and not with a view

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to the resale or distribution of any part thereof, and that Inhale has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Inhale further represents that Inhale does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Common Stock.

                  3.4 INVESTMENT EXPERIENCE. Inhale, taking into account the personnel and resources it can practically bring to bear on the purchase of the Common Stock contemplated hereby, is knowledge, sophisticated and experienced in making, and is qualified to make, decisions with respect to investment in shares representing an investment decision like that involved in the purchase of the Common Stock, including the evaluation and investment in securities of companies such as the Company. Inhale acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks the investment in the Common Stock. Inhale also represents that it has not been organized for the purpose of acquiring the Common Stock. In addition, Inhale has been given access to such information of the Company which Inhale has desired to review and analyze in connection with Inhale's purchase of the Common Stock

                  3.5 ACCREDITED INVESTOR. Inhale is an "accredited investor" within the meaning of SEC Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "SECURITIES ACT"), as presently in effect.

                  3.6 RESTRICTED SECURITIES. Inhale understands that the Common Stock may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Securities Act, the Common Stock must be held indefinitely. In particular, Inhale is aware that the Common Stock may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

                  3.7 LEGENDS. It is understood that the certificates evidencing the Common Stock may bear one or all of the following legends:

                           (a) "THESE  SECURITIES HAVE NOT BEEN  REGISTERED
UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED OR UNLESS SOLD PURSUANT TO RULE 144 OF SUCH ACT."

                           (b) Any legend required by the laws of the State
of California or any other jurisdiction.

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         4.   REGISTRATION RIGHTS.

                           (a) On or after January 7, 2000,  if the Company
shall determine to register any of its Common Stock either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will (i) promptly give to Inhale written notice thereof; and (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in subsection (c) below, and in any underwriting involved therein, all of such Inhale's Common Stock specified in a written request or requests within fifteen (15) days after the written notice from the Company described in clause (i) above is given. Such written request may specify all or a part of Inhale's Common Stock.

                           (b) If the registration of which the Company gives
notice is for a registered public offering involving an underwriting, the Company shall so advise Inhale as a part of the written notice given pursuant to subsection (a)(i). In such event, the right of Inhale to registration pursuant to this Section 4 shall be conditioned upon Inhale's participation in such underwriting and the inclusion of Inhale's Common Stock in the underwriting to the extent provided herein. In the event Inhale proposes to distribute its Common Stock through such underwriting, it shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

                            (c) If the total amount of securities, including
Inhale's Common Stock, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including such Common Stock, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among Inhale and other selling shareholders according to the total amount of securities entitled to be included therein owned by Inhale and such selling shareholders or in such other proportions as shall mutually be agreed to by Inhale and such selling shareholders).

                           (d)  Inhale's registration rights as set forth in
this Section 4 shall terminate and be of no further force or effect at such time as all the Inhale Common Stock held by Inhale may be sold under Rule 144 promulgated under the Securities Act during any 90 day period.

         5. CALIFORNIA COMMISSIONER OF CORPORATIONS. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATIONS BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE

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RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH
QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

         6.   MISCELLANEOUS.

                  6.1 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The warranties, representations and covenants of the Company and Inhale made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing.

                  6.2 SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

                  6.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California (without giving effect to principles of conflict of laws).

                  6.4 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                  6.5 NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by fax) to the address or fax number set forth beneath the name of such party below (or to such other address or fax number as such party shall have specified in a written notice given to the other parties hereto):

                  if to the Company:

                           Alliance Pharmaceutical Corp.
                           3040 Science Park Road
                           San Diego, CA 92121
                           Attention:  Legal Department
                           Facsimile:  (858) 410-5343

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                  WITH A COPY TO:

                           Pillsbury, Madison & Sutro LLP
                           101 West Broadway, Suite 1800
                           San Diego, CA  92101-8219
                           Attention:  John M. Dunn, Esq.
                           Facsimile: (619) 236-1995

                  if to Inhale:

                           Inhale Therapeutic Systems, Inc.
                           150 Industrial Road
                           San Carlos, CA  94070
                           Attention:  General Counsel
                           Facsimile: (650) 631-3190

                  WITH A COPY TO:

                           Cooley Godward LLP
                           Five Palo Alto Square
                           3000 El Camino Real
                           Palo Alto, CA  94306
                           Attention: Robert L. Jones, Esq.
                           Facsimile:  (650) 857-0663


                  6.6 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with a written instrument duly executed by the Company and Inhale.

                  6.7 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  6.8 COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                          ALLIANCE PHARMACEUTICAL CORP.


                          By:  /s/ Lloyd A. Rowland
                              --------------------------------------------------
                                   Lloyd A. Rowland
                                   Vice President and General Counsel

                          INHALE THERAPEUTIC SYSTEMS, INC.


                          By:  /s/ Brigid A. Makes
                              --------------------------------------------------
                                   Brigid A. Makes
                                   Vice President and Chief Financial Officer

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